Exhibit 4.2

7.25% MANDATORY CONVERTIBLE PREFERRED STOCK, SERIES C

SEE REVERSE FOR LEGEND

Number: R-1
7.25% Mandatory Convertible Preferred Stock, Series C	500,000 Shares
CUSIP NO.: 78442 P 700

SLM CORPORATION

FACE OF SECURITY

This certifies that Cede & Co. is the owner of fully paid and non-assessable shares of the 7.25% Mandatory Convertible Preferred Stock, Series C, par value $0.20 of SLM Corporation (hereinafter called the “Corporation”), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed.  This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Restated Certificate of Incorporation of SLM Corporation and all amendments thereto (copies of which are on file at the office of the Transfer Agent) to all of which the holder of this certificate by acceptance hereof assents.  This certificate is not valid until countersigned by the Registrar.

Capitalized terms used but not defined herein shall have the meanings ascribed thereto in or pursuant to the Certificate of Designations of 7.25% Mandatory Convertible Preferred Stock, Series C, of the Corporation.

IN WITNESS WHEREOF, SLM Corporation has executed this certificate as of the date set forth below.

SLM CORPORATION

By:	/S/ MARY F. EURE
Name:	Mary F. Eure
Title:	Corporate Secretary

Dated: December 31, 2007

REGISTRAR’ S CERTIFICATE OF AUTHENTICATION

This is one of the certificates representing shares of the 7.25% Mandatory Convertible Preferred Stock, Series C, referred to in the within mentioned Certificate of Designations.

COMPUTERSHARE INVESTOR SERVICES LLC
as Registrar

By:	/S/ ADELA FORSYTH
Name:	Adela Forsyth
Title:	Senior Relationship Manager

Dated: December 31, 2007

REVERSE OF SECURITY

SLM CORPORATION

The shares of 7.25% Mandatory Convertible Preferred Stock, Series C (the “Mandatory Convertible Preferred Stock”), shall automatically convert on December 15, 2010 into a number of shares of common stock, par value $0.20 per share, of the Corporation (the “Common Stock”) as provided in the Certificate of Designations of the Corporation relating to the Mandatory Convertible Preferred Stock (the “Certificate of Designations”).  The shares of the Mandatory Convertible Preferred Stock are also convertible at the option of the holder, into shares of Common Stock at any time prior to December 15, 2010 as provided in the Certificate of Designations.  The preceding description is qualified in its entirety by reference to the Certificate of Designations, a copy of which shall be furnished by the Corporation to any holder without charge upon request addressed to the Secretary of the Corporation at its principal office in Reston, VA, or to the Registrar named on the face of this certificate.

The Corporation shall furnish to any shareholders, upon request, and without charge, a full statement of the designations, relative rights, preferences and limitations of the shares of each class and series authorized to be issued so far as the same have been determined and of the authority of the Board of Directors to divide the shares into classes or series and to determine and change the relative rights, preferences and limitations of any class or series.  Any such request should be addressed to the Secretary of the Corporation at its principal office in Reston, VA, or to the Registrar named on the face of this certificate.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE CORPORATION OR THE REGISTRAR NAMED ON THE FACE OF THIS CERTIFICATE, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE CERTIFICATE OF DESIGNATIONS.  IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR NAMED ON THE FACE OF THIS CERTIFICATE SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH REGISTRAR MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

NOTICE OF CONVERSION

(To be Executed by the Holder
in order to Convert the 7.25% Mandatory Convertible Preferred Stock, Series C)

The undersigned hereby irrevocably elects to convert (the “Conversion”) 7.25% Mandatory Convertible Preferred Stock, Series C (the “Mandatory Convertible Preferred Stock”), of SLM Corporation (hereinafter called the “Corporation”), represented by stock certificate No(s). [            ] (the “Mandatory Convertible Preferred Stock Certificates”), into common stock, par value $0.20 per share, of the Corporation (the “Common Stock”) according to the conditions of the Certificate of Designations of the Mandatory Convertible Preferred Stock (the “Certificate of Designation”), as of the date written below.  If Common Stock is to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto, if any, and is delivering herewith the Mandatory Convertible Preferred Stock Certificates.  No fee will be charged to the holder for any conversion, except for transfer taxes, if any.  Each Mandatory Convertible Preferred Stock Certificate is attached hereto (or evidence of loss, theft or destruction thereof).

The undersigned represents and warrants that all offers and sales by the undersigned of the Common Stock, if any, issuable to the undersigned upon conversion of the Mandatory Convertible Preferred Stock shall be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the “Act”), or pursuant to any exemption from registration under the Act.

Capitalized terms used but not defined herein shall have the meanings ascribed thereto in or pursuant to the Certificate of Designation.

Date of Conversion:
Applicable Conversion Rate:
Shares of Mandatory Convertible Preferred Stock to be Converted:
Shares of Common Stock to be Issued:*
Signature:
Name:
Address:**
Fax No.:

*                                         The Corporation is not required to issue Common Stock until the original Mandatory Convertible Preferred Stock Certificate(s) (or evidence of loss, theft or destruction thereof) to be converted are received by the Corporation or the Conversion Agent. The Corporation shall issue and deliver Common Stock to an overnight courier not later than three business days following receipt of the original Mandatory Convertible Preferred Stock Certificate(s) to be converted.

**                                  Address where Common Stock and any other payments or certificates shall be sent by the Corporation.

ASSIGNMENT

For value received,	hereby sell, assign and transfer unto

(Please Insert Social Security or Other Identifying Number of Assignee)

(Please Print or Typewrite Name and Address, Including Zip Code, of Assignee)

shares of the common stock represented by the within certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

NOTICE:	The Signature to this Assignment Must Correspond with the Name As Written Upon the Face of the Certificate in Every Particular, Without Alteration or Enlargement or Any Change Whatever.

SIGNATURE GUARANTEED

(Signature Must Be Guaranteed by a Member
of a Medallion Signature Program)

7.25% MANDATORY CONVERTIBLE PREFERRED STOCK, SERIES C

SEE REVERSE FOR LEGEND
Number: R-2

7.25% Mandatory Convertible Preferred Stock, Series C	500,000 Shares

CUSIP NO.: 78442 P 700

SLM CORPORATION

FACE OF SECURITY

This certifies that Cede & Co. is the owner of fully paid and non-assessable shares of the 7.25% Mandatory Convertible Preferred Stock, Series C, par value $0.20 of SLM Corporation (hereinafter called the “Corporation”), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed.  This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Restated Certificate of Incorporation of SLM Corporation and all amendments thereto (copies of which are on file at the office of the Transfer Agent) to all of which the holder of this certificate by acceptance hereof assents.  This certificate is not valid until countersigned by the Registrar.

Capitalized terms used but not defined herein shall have the meanings ascribed thereto in or pursuant to the Certificate of Designations of 7.25% Mandatory Convertible Preferred Stock, Series C, of the Corporation.

IN WITNESS WHEREOF, SLM Corporation has executed this certificate as of the date set forth below.

SLM CORPORATION

By:	/s/ MARY F. EURE
Name: Mary F. Eure
Title: Corporate Secretary

Dated: December 31, 2007

REGISTRAR’ S CERTIFICATE OF AUTHENTICATION

This is one of the certificates representing shares of the 7.25% Mandatory Convertible Preferred Stock, Series C, referred to in the within mentioned Certificate of Designations.

COMPUTERSHARE INVESTOR SERVICES LLC as Registrar

By:	/s/ ADELA FORSYTH
Name: Adela Forsyth
Title: Senior Relationship Manager

Dated: December 31, 2007

REVERSE OF SECURITY

SLM CORPORATION

The shares of 7.25% Mandatory Convertible Preferred Stock, Series C (the “Mandatory Convertible Preferred Stock”), shall automatically convert on December 15, 2010 into a number of shares of common stock, par value $0.20 per share, of the Corporation (the “Common Stock”) as provided in the Certificate of Designations of the Corporation relating to the Mandatory Convertible Preferred Stock (the “Certificate of Designations”).  The shares of the Mandatory Convertible Preferred Stock are also convertible at the option of the holder, into shares of Common Stock at any time prior to December 15, 2010 as provided in the Certificate of Designations.  The preceding description is qualified in its entirety by reference to the Certificate of Designations, a copy of which shall be furnished by the Corporation to any holder without charge upon request addressed to the Secretary of the Corporation at its principal office in Reston, VA, or to the Registrar named on the face of this certificate.

The Corporation shall furnish to any shareholders, upon request, and without charge, a full statement of the designations, relative rights, preferences and limitations of the shares of each class and series authorized to be issued so far as the same have been determined and of the authority of the Board of Directors to divide the shares into classes or series and to determine and change the relative rights, preferences and limitations of any class or series.  Any such request should be addressed to the Secretary of the Corporation at its principal office in Reston, VA, or to the Registrar named on the face of this certificate.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE CORPORATION OR THE REGISTRAR NAMED ON THE FACE OF THIS CERTIFICATE, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE CERTIFICATE OF DESIGNATIONS.  IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR NAMED ON THE FACE OF THIS CERTIFICATE SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH REGISTRAR MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

NOTICE OF CONVERSION

(To be Executed by the Holder
in order to Convert the 7.25% Mandatory Convertible Preferred Stock, Series C)

The undersigned hereby irrevocably elects to convert (the “Conversion”) 7.25% Mandatory Convertible Preferred Stock, Series C (the “Mandatory Convertible Preferred Stock”), of SLM Corporation (hereinafter called the “Corporation”), represented by stock certificate No(s). [            ] (the “Mandatory Convertible Preferred Stock Certificates”), into common stock, par value $0.20 per share, of the Corporation (the “Common Stock”) according to the conditions of the Certificate of Designations of the Mandatory Convertible Preferred Stock (the “Certificate of Designation”), as of the date written below.  If Common Stock is to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto, if any, and is delivering herewith the Mandatory Convertible Preferred Stock Certificates.  No fee will be charged to the holder for any conversion, except for transfer taxes, if any.  Each Mandatory Convertible Preferred Stock Certificate is attached hereto (or evidence of loss, theft or destruction thereof).

The undersigned represents and warrants that all offers and sales by the undersigned of the Common Stock, if any, issuable to the undersigned upon conversion of the Mandatory Convertible Preferred Stock shall be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the “Act”), or pursuant to any exemption from registration under the Act.

Capitalized terms used but not defined herein shall have the meanings ascribed thereto in or pursuant to the Certificate of Designation.

Date of Conversion:
Applicable Conversion Rate:
Shares of Mandatory Convertible Preferred Stock to be Converted:
Shares of Common Stock to be Issued:*
Signature:
Name:
Address:**
Fax No.:

*                                         The Corporation is not required to issue Common Stock until the original Mandatory Convertible Preferred Stock Certificate(s) (or evidence of loss, theft or destruction thereof) to be converted are received by the Corporation or the Conversion Agent.  The Corporation shall issue and deliver Common Stock to an overnight courier not later than three business days following receipt of the original Mandatory Convertible Preferred Stock Certificate(s) to be converted.

**                                  Address where Common Stock and any other payments or certificates shall be sent by the Corporation.

ASSIGNMENT

For value received,	hereby sell, assign and transfer unto

(Please Insert Social Security or Other Identifying Number of Assignee)

(Please Print or Typewrite Name and Address, Including Zip Code, of Assignee)

shares of the common stock represented by the within certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

NOTICE:	The Signature to this Assignment Must Correspond with the Name As Written Upon the Face of the Certificate in Every Particular, Without Alteration or Enlargement or Any Change Whatever.

SIGNATURE GUARANTEED

(Signature Must Be Guaranteed by a Member
of a Medallion Signature Program)